Exhibit 10.1

AMENDMENT NO. 2 TO THE BUSINESS COMBINATION AGREEMENT

This AMENDMENT NO. 2 TO THE BUSINESS COMBINATION AGREEMENT (this “Amendment”), effective as of January 10, 2022, amends the Business Combination Agreement (the “Agreement”), dated as of June 28, 2021, as amended November 30, 2021, by and among Trebia Acquisition Corp., a Cayman Islands exempted company (“Trebia”), S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 Midco, LLC, a Delaware limited liability company (“S1 Midco”), System1 S1, LLC, a Delaware limited liability company (“S1”), OpenMail LLC, a Delaware limited liability company (“OpenMail”), Orchid Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of Trebia (“Trebia Merger Sub”), Orchid Merger Sub II, LLC, a Delaware limited liability company (“Trebia Merger Sub LLC”), Orchid Finco, LLC, a Delaware limited liability company (“Trebia Finco LLC”), CSC III System1 Blocker Inc., a Delaware corporation (“CSC Blocker 1”), CSC (Offshore) III System1 Blocker, Inc., a Delaware corporation (“CSC Blocker 2”), CSC III-A System1 Blocker, Inc., a Delaware corporation (“CSC Blocker 3” and, together with CSC Blocker 1 and CSC Blocker 2, the “CSC Blockers”), Court Square Capital Partners III, L.P., a Delaware limited partnership (“Court Square III L.P.”), Court Square Capital Partners (Offshore) III, L.P., a Cayman Islands limited partnership (“Court Square (Offshore) L.P.”), Court Square Capital Partners III-A, L.P., a Delaware limited partnership (“Court Square III-A L.P.” and, together with Court Square III L.P. and Court Square (Offshore) L.P., the “Blocker Parents”), Court Square Capital GP III, LLC, a Delaware limited liability company (“Court Square Capital GP”), Court Square Capital Partners (Executive) III, L.P., a Delaware limited partnership (“Court Square Executive” and, together with Court Square Capital GP and Court Square III L.P., the “Court Square GPs”), System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected”), the Persons listed on Exhibit L to the Agreement (collectively, the “Redeemed OM Members”), Trasimene Trebia, LP (“Trasimene Sponsor”), BGPT Trebia LP (“BGPT Sponsor” and, together with Trasimene Sponsor, the “Founders”) and the Persons listed on Exhibit J to the Agreement (collectively, the “Protected Rollover Parties”). Trebia, S1 Holdco, S1 Midco, S1, OpenMail, Trebia Merger Sub, Trebia Finco LLC, Trebia Merger Sub LLC, the CSC Blockers, the Blocker Parents, the Court Square GPs, Protected, the Redeemed OM Members, the Founders and the Protected Rollover Parties are collectively referred to herein as the “Parties” and each individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS Trebia, Trebia Merger Sub, Trebia Merger Sub LLC, Trebia Finco LLC, the Founders, the CSC Blockers, the Blocker Parents, the Court Square GPs, S1 Holdco, S1 Midco, S1, OpenMail, Protected, the Redeemed OM Members and the Protected Rollover Parties have entered into the Agreement; and

WHEREAS, pursuant to and in accordance with Section 15.10 of the Agreement, the Parties desire to amend the Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the promises, and the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Amendment to Exhibits. Exhibit B and Exhibit G to the Agreement shall be amended in their entirety by replacing such Exhibits with Exhibit A and Exhibit B, respectively, to this Amendment.

Section 2. Amendment to the Recitals. The third paragraph of the recitals to the Agreement is hereby amended by replacing such paragraph in its entirety with the following:

“WHEREAS, on or prior to the date hereof, Trebia has obtained (i) an equity commitment in the amount of $250,000,000 (the “Cannae Backstop Amount”) from Cannae Holdings, Inc. (“Cannae”) pursuant to the terms of a Backstop Facility Agreement (the “Backstop Agreement”), all or a portion of which may be used to fund (A) to the extent that the Trebia Shareholder Redemption Value (as defined below), if any, is less than $200,000,000, fifty percent (50%) of such amount, (B) to the extent that the Trebia Shareholder Redemption Value, if any, is in excess of $200,000,000 but less than $300,000,000, the amount funded pursuant to clause (A) plus one-hundred percent (100%) of such amount between $200,000,000 and $300,000,000, and (C) to the extent that the Trebia Shareholder Redemption Value, if any, is in excess of $417,500,000 but less than $517,500,000, the amount funded pursuant to clauses (B) and (C) plus fifty percent (50%) of such amount between $417,500,000 and $517,500,000, and, in accordance with the terms of the Backstop Agreement, Cannae shall subscribe for a number of shares of Trebia Class A Common Stock equal to such aggregate amount divided by $10; (ii) a debt commitment from the financing sources party thereto to Trebia Finco LLC, dated as of the date of this Agreement (the “Debt Commitment Letter”); and (iii) solely to the extent that the Trebia Shareholder Redemption Value, if any, is in excess of $417,500,000, the Redeemed OM Members, OpenMail and Protected have agreed to reduce the Closing Cash Consideration otherwise payable pursuant to this Agreement in an amount equal to fifty percent (50%) of the Trebia Shareholder Redemption Value, if any, in excess of $417,500,000 (and (x) in the case of the Redeemed OM Members and OpenMail, a corresponding reduction in the number of S1 Holdco Units that will be redeemed by S1 Holdco, as set forth in the Allocation Schedule and (y) in the case of Protected, a corresponding increase in the Closing Seller Equity Consideration that will be paid to Protected), and, in accordance with the terms and subject to the conditions of this Agreement and in the proportions set forth on the Allocation Schedule;”

Section 3. Amendments to Article I.

(a) Section 1.01 of the Agreement is hereby amended by deleting the following defined terms and related definitions in their entirety:

“Additional Seller Backstop Election” has the meaning specified in the Recitals hereto.

“Allocated Percentage” means the relevant percentage notified in writing to Trebia by S1 Holdco and Protected upon making an Additional Seller Backstop Election for each of the reductions in respect of the Specified Proceeds Reduction contemplated in Section 3.01(c), Section 3.01(d), Section 3.01(e), Section 3.01(f), Section 3.01(g) and Section 3.03(a); provided that the sum of all Allocated Percentages shall equal 100%.

“Specified Proceeds Reduction” has the meaning specified in Schedule 1.01(c) of the Disclosure Schedules.

(b) Section 1.01 of the Agreement is hereby amended by replacing the definition of “Allocation Schedule” in its entirety with the following:

“Allocation Schedule” means a schedule dated as of the Closing Date, prepared by S1 Holdco and Protected in a form consistent with the format set forth on the illustrative example of the Allocation Schedule attached hereto as Exhibit G (as such form may be altered from time to time as agreed between Trebia, OpenMail, S1 Holdco and Protected), setting forth, (a) the name of OpenMail, each Blocker Parent, Court Square Executive, Court Square Capital GP, each Redeemed OM Member, each Protected Rollover Party, each holder of Protected Common Stock, each holder of equity interests in Protected UK, each holder of equity interests in Protected Security Holdings, each holder of equity interests in OpenMail and each holder of Value Creation Units (all such Persons, the “Sellers”), (b) the allocation of the Closing Cash Consideration and the Closing Seller Equity Consideration (if any) at the Closing to each Seller, and (c) the allocation of the Seller Backstop Amount, in each case, in accordance with the methodology and principles set forth on Exhibit G (as such form may be altered from time to time as agreed between Trebia, OpenMail, S1 Holdco and Protected).

(c) Section 1.01 of the Agreement is hereby amended by replacing the definition of “Seller Backstop Amount” in its entirety with the following:

“Seller Backstop Amount” means an amount equal to (a)(i) the Trebia Shareholder Redemption Value, minus (ii) $417,500,000, multiplied by (b) fifty percent (50%); provided that if the result of such calculation is less than or equal to zero, then the Seller Backstop Amount shall equal $0.

(d) Section 1.01 of the Agreement is hereby amended by replacing the definition of “Trebia Shareholder Redemption Value” in its entirety with the following:

“Trebia Shareholder Redemption Value” means an amount equal to $10 multiplied by the number of Trebia Class A Ordinary Shares that are redeemed in connection with the Special Meeting.

Section 4. Amendments to Article II.

(a) Section 2.02(a) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(a) Cannae Backstop. Prior to and in connection with the Closing and in accordance with the terms of the Backstop Agreement, Cannae will pay and deliver to Trebia an amount up to the Cannae Backstop Amount, which amount will be used to fund (A) to the extent that the Trebia Shareholder Redemption Value, if any, is less than $200,000,000, fifty percent (50%) of such amount, (B) to the extent that the Trebia Shareholder Redemption Value, if any, is in excess of $200,000,000 but less than $300,000,000, the amount funded pursuant to clause (A) plus one-hundred percent (100%) of such amount between $200,000,000 and $300,000,000 and (C) to the extent that the Trebia Shareholder Redemption Value, if any, is in excess of $417,500,000 but less than $517,500,000, the amount funded pursuant to clauses (B) and (C) plus fifty percent (50%) of such amount between $417,500,000 and $517,500,000, and, in accordance with the terms of the Backstop Agreement, Cannae shall subscribe for a number of shares of Trebia Class A Common Stock equal to such aggregate amount divided by $10.”

(b) Section 2.02(c) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(c) [Reserved].”

(c) Section 2.09(a) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(a) Subject to the terms and conditions set forth herein, on the Closing Date, immediately following the OpenMail Redemption and prior to the OpenMail S1 Holdco Unit Redemption (x) S1 Holdco shall redeem, and the Redeemed OM Members shall agree to the redemption of, the Redeemed OM Members S1 Units from the Redeemed OM Members in exchange for the Redeemed OM Members’ applicable portion of the S1 Holdco Closing Cash Consideration as set forth in the Allocation Schedule, and (y) Trebia shall issue to the Redeemed OM Members a number of shares of Trebia Class C Common Stock equal to the number of New S1 Holdco Class B Units held by the Redeemed OM Members immediately following the Redeemed OM Members S1 Holdco Unit Redemption and in consideration for the payment to Trebia by the Redeemed OM Members of $1.”

(d) Section 2.10(a) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(a) Subject to the terms and conditions set forth herein, on the Closing Date and immediately following the Redeemed OM Members S1 Holdco Unit Redemption and prior to the Protected Reorganization (x) S1 Holdco shall redeem, and OpenMail shall agree to the redemption of, the OpenMail S1 Units from OpenMail in exchange for OpenMail’s applicable portion of the S1 Holdco Closing Cash Consideration as set forth in the Allocation Schedule and (y) Trebia shall issue to OpenMail a number of shares of Trebia Class C Common Stock equal to the number of New S1 Holdco Class B Units held by OpenMail immediately following the OpenMail S1 Holdco Unit Redemption in consideration for the payment to Trebia by OpenMail of $1.”

(e) Section 2.12 of the Agreement is hereby amended by replacing such section in its entirety with the following:

“The Protected Rollover. On the Closing Date, immediately following the Protected Reorganization and prior to the Protected Merger, on the terms and conditions set forth herein, the Protected Rollover Parties will contribute to Trebia the Protected Rollover Shares, as set forth on the Protected Rollover Schedule; provided, that the Protected Rollover Schedule may be amended to reflect additional Protected Rollover Parties (the “Post-Signing Protected Rollover Parties”), subject to (x) Trebia’s written consent to the inclusion of each such Post-Signing Protected Rollover Party on the Protected Rollover Schedule and (y) such Post-Signing Protected Rollover Party duly executing a joinder to this Agreement. In exchange for the contribution of the Protected Rollover Shares by the Protected Rollover Parties, Trebia shall (i) issue to each of the Protected Rollover Parties such Protected Rollover Party’s applicable portion of the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule, (ii) pay such Protected Rollover Party’s applicable portion of the Protected Closing Cash Consideration as set forth in the Allocation Schedule, and (iii) issue to such Protected Rollover Party a number of shares of Trebia Class A Common Stock equal to such Protected Rollover Party’s portion of the Seller Backstop Amount (as set forth on the Allocation Schedule), if any, divided by $10.”

Section 5. Amendments to Article III.

(a) Section 3.01(c) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(c) At the Closing, in connection with the consummation of the Redeemed OM Members S1 Holdco Unit Redemption, (A) S1 Holdco shall pay to each Redeemed OM Member by wire transfer of immediately available funds to such account or accounts as designated by such Redeemed OM Member such Redeemed OM Member’s applicable portion of the S1 Holdco Closing Cash Consideration as set forth in the Allocation Schedule, (B) Trebia shall issue and deliver to such Redeemed OM Member the applicable portion of the Closing Seller Equity Consideration (in the form of a number of shares of Trebia Class C Common Stock), as set forth in the Allocation Schedule, and (C) each Redeemed OM Member shall pay to Trebia $1.”

(b) Section 3.01(d) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(d) At the Closing, in connection with the consummation of the OpenMail S1 Holdco Unit Redemption, (A) S1 Holdco shall pay to each Redeemed OM Member by wire transfer of immediately available funds to such account or accounts as designated by such Redeemed OM Member’s applicable portion of the S1 Holdco Closing Cash Consideration as set forth in the Allocation Schedule, (B) Trebia shall issue and deliver to OpenMail the applicable portion of the Closing Seller Equity Consideration (in the form of a number of shares of Trebia Class C Common Stock), as set forth in the Allocation Schedule, and (C) OpenMail shall pay to Trebia $1.”

(c) Section 3.01(e) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(e) At the Closing, Trebia shall, subject to delivery of a duly executed and completed stock power in accordance with Section 4.05, in connection with the consummation of the Protected Rollover, (i) cause the Paying Agent to pay to each Protected Rollover Party the applicable portion of the Protected Closing Cash Consideration as set forth in the Allocation Schedule, (ii) issue and deliver to such Protected Rollover Party the applicable portion of the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule, and (iii) issue and deliver to such Protected Rollover Party a number of shares of Trebia Class A Common Stock equal to such Protected Rollover Party’s portion of the Seller Backstop Amount (as set forth on the Allocation Schedule), if any, divided by $10.”

(d) Section 3.01(f) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(f) At the Closing, Trebia shall, subject to delivery of a duly executed and completed Letter of Transmittal in accordance with Section 4.05, in connection with the consummation of the Protected Merger, (i) cause the Paying Agent to pay to the applicable stockholder of Protected, by wire transfer of immediately available funds to such account or accounts as set forth in such Letter of Transmittal, such party’s respective applicable portion of the Protected Closing Cash Consideration as set forth in the Allocation Schedule, (ii) issue and deliver to such stockholder of Protected their respective applicable portions of the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule, and (iii) issue and deliver to such stockholder of Protected a number of shares of Trebia Class A Common Stock equal to such Person’s portion of the Seller Backstop Amount (as set forth on the Allocation Schedule), if any, divided by $10.”

(e) Section 3.01(g) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(g) With respect to VCUs: (i) at the Closing, S1 Holdco shall arrange for payment to the holders of Vested VCUs through S1 Holdco’s or a System1 Subsidiary’s payroll system (as applicable) and less applicable withholding taxes, such holders’ respective applicable portions of the S1 Holdco Closing Cash Consideration as set forth in the Allocation Schedule, and (ii) Trebia shall issue and deliver to such holders their respective applicable portions of the Closing Seller Equity Consideration (in the form of (x) with respect to Vested VCUs, shares of Trebia Class A Common Stock to be issued by Trebia at the Closing and (y) with respect to Unvested VCUs, unvested Trebia RSUs subject to vesting as provided in Section 12.10(d) to be issued by Trebia on the date that is sixty five (65) days after the Closing (the “Unvested RSU Issuance Date”); provided that, in the event that a holder of Unvested VCUs as of the Closing is not a Trebia Service Provider as of the Unvested RSU Issuance Date, Trebia shall, in lieu of the issuance of Unvested RSUs to such holder pursuant to this Section 3.01(g), pay to such holder on the Unvested RSU Issuance Date an amount in cash equal to (A) $10, multiplied by (B) the number of Unvested RSUs issuable to such holder which would have vested between the date of the Closing and the date upon which such holder ceased to be a Trebia Service Provider) as set forth in the Allocation Schedule. Any required withholding taxes with respect to the issuance of shares of Trebia Class A Common Stock to a holder of Vested VCUs pursuant to this Section 3.01(g) may, at election of the recipient of such shares, (1) be satisfied through an open-market, broker-assisted sales transaction, on terms subject to approval of Trebia, pursuant to which Trebia is promptly delivered the amount of proceeds necessary to satisfy the required withholding taxes (based on maximum statutory withholding rates), or (2) if Trebia is subject to a Black-Out Period at the time the withholding obligation arises, such withholding taxes will be satisfied by Trebia retaining that number of shares of Trebia Class A Common Stock otherwise issuable to such holder having a value equal to the aggregate amount of such required withholding taxes (based on maximum statutory withholding rates).”

(f) Section 3.03(a) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(a) The Protected Common Stock, other than the Protected Rollover Shares, issued and outstanding immediately prior to the Protected Effective Time will be converted into, and the holders of such Protected Common Stock shall be entitled to receive, in the aggregate with respect to all Protected Common Stock held by such holder, the applicable portion of the Protected Closing Cash Consideration and the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule. All such Protected Common Stock will no longer be outstanding and shall automatically be cancelled and will cease to exist, and the holders shall thereafter cease to have any rights with respect to such securities.”

Section 6. Amendment to Article IV. Section 4.04(d) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(d) The Trebia Parties shall be entitled to rely upon the Allocation Schedule, and in no event will Trebia or any of its Affiliates have any liability to any Blocker Parent, S1 Holdco, OpenMail, Court Square GPs, holder of Protected Securities or any other Person with respect to the allocation of the Closing Cash Consideration or the Closing Seller Equity Consideration payable under this Agreement or pursuant to the Transactions provided such payments and/or issuances are made in accordance with the terms hereof and as set forth in the Allocation Schedule; provided, however, that in no event shall the amounts set forth on the Allocation Schedule result in, or require Trebia or any other Person to issue or pay hereunder, an amount greater than the aggregate of the Closing Cash Consideration and the Closing Seller Equity Consideration. In no event shall (A) the aggregate Closing Cash Consideration as set forth on the Allocation Schedule delivered to S1 Holdco and Protected pursuant to this Section 4.04 exceed $462,500.000 (subject to adjustment pursuant to clause (ii) of the Protected Closing Cash Consideration), (B) aggregate Closing Seller Equity Consideration as set forth in such Allocation Schedule exceed the number of shares equal to $667,500,000 divided by $10 (plus any amounts attributable to the Seller Backstop Amount, if any) or (C) the sum of the aggregate Closing Seller Cash Consideration and aggregate Closing Seller Equity Consideration set forth in such Allocation Schedule exceed $1,130,000,000 (subject to adjustment pursuant to clause (ii) of the Protected Closing Cash Consideration) (with the Closing Seller Equity Consideration valued at $10 per share).”

Section 7. Amendment to Article XIII. Section 13.01(e) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(e) Available Cash Amount. The Available Cash Amount shall not be less than $467,500,000.”

Section 8. Effect of Amendment. Each Party to this Amendment represents that it has all necessary power and authority to enter into and perform the obligations of this Amendment and that there are no consents or approvals required to be obtained by such party for such party to enter into and perform its obligations under this Amendment that have not been obtained. This Amendment shall be deemed incorporated into, and form a part of, the Agreement and have the same legal validity and effect as the Agreement. This Amendment shall be effective as of the date first written above. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement or any Exhibit or Schedule thereto to “this Agreement”, “the Agreement”, “hereof”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment and Amendment No. 1 to the Agreement, dated as of November 30, 2021 (except that references in the Agreement to the “date hereof” or “date of this Agreement” or words of similar import shall continue to mean June 28, 2021). Except as amended by this Amendment, the Agreement (as amended prior to the date hereof) will continue in full force and effect and shall be otherwise unaffected hereby.

Section 9. Amendment to Article XIV. Section 14.01(e) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(e) by Trebia if (i) any of the S1 Holdco Written Consent, the Court Square GPs’ Written Consent, or the Blocker Parents’ Written Consent is not delivered to Trebia within forty-eight hours of the date hereof, or (ii) the Protected Written Consent is not delivered to Trebia within two (2) Business Days following the SEC Clearance Date; provided, however, that Trebia’s right to terminate this Agreement pursuant to this Section 14.01(e) shall expire upon the actual delivery to Trebia of each of the foregoing written consents; provided, further, however, that each such written consent is delivered on or prior to January 13, 2022.”

Section 10. Effect of Amendment. Each Party to this Amendment represents that it has all necessary power and authority to enter into and perform the obligations of this Amendment and that there are no consents or approvals required to be obtained by such party for such party to enter into and perform its obligations under this Amendment that have not been obtained. This Amendment shall be deemed incorporated into, and form a part of, the Agreement and have the same legal validity and effect as the Agreement. This Amendment shall be effective as of the date first written above. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement or any Exhibit or Schedule thereto to “this Agreement”, “the Agreement”, “hereof”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment and Amendment No. 1 to the Agreement, dated as of November 30, 2021 (except that references in the Agreement to the “date hereof” or “date of this Agreement” or words of similar import shall continue to mean June 28, 2021). Except as amended by this Amendment, the Agreement (as amended prior to the date hereof) will continue in full force and effect and shall be otherwise unaffected hereby.

Section 11. Governing Law; Jurisdiction; Waiver of Jury Trial. Section 15.06 and Section 15.12 of the Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.

Section 12. Counterparts; Electronic Delivery; Severability. Section 15.02, Section 15.07, and Section 15.11 of the Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 effective as of the day and year first indicated above.

S1 HOLDCO, LLC

By:	/s/ Michael Blend
Name: Michael Blend
Title: CEO & Chairman of the Board

[Signature Page to Amendment No. 2 to Business Combination Agreement]

SYSTEM1 MIDCO, LLC

By:	/s/ Michael Blend
Name: Michael Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

SYSTEM1 S1, LLC

By: SYSTEM1 MIDCO, LLC
Its: Sole Member

By:	/s/ Michael Blend
Name: Michael Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

OPENMAIL, LLC

By:	/s/ Michael Blend
Name: Michael Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

SYSTEM1 SS PROTECT HOLDINGS, INC.

By:	/s/ Michael Blend
Name: Michael Blend
Title: President

[Signature Page to Amendment No. 2 to Business Combination Agreement]

REDEEMED OM MEMBERS

FGL LABS

By:	/s/ Chuck Ursini
Name: Chuck Ursini
Title: Managing Member

[Signature Page to Amendment No. 2 to Business Combination Agreement]

THE DANTE JACOB BLEND TRUST OF 2017

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

THE NOLA DELFINA ROSE BLEND TRUST OF 2017

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

THE BLEND FAMILY TRUST FOUNDATION

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

LONE STAR FRIENDS TRUST

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

CEE HOLDINGS TRUST

By:	/s/ Brittany Gale
Name: Brittany Gale
Title: Trust Officer, Jackson Hole Trust Co., TTE

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Kevin Ferrell
Name: Kevin Ferrell

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ David Cummings
Name: David Cummings

[Signature Page to Amendment No. 2 to Business Combination Agreement]

PROTECTED ROLLOVER PARTIES

Harvey’s Gaingels Protected LLC

By:	/s/ Joseph Jones
Name: Joseph Jones
Title: Managing Member

[Signature Page to Amendment No. 2 to Business Combination Agreement]

STAHURRICANE II LLC

By:	/s/ Paul Stahura
Name: Paul Stahura
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Stanley Blend
Name: Stanley Blend

[Signature Page to Amendment No. 2 to Business Combination Agreement]

ARCH INVESTMENTS LTD

By:	/s/ Bruce Hendin
Name: Bruce Hendin
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Business Combination Agreement]

SHE INVESTMENTS, LTD

By:	/s/ Ruth Hoine
Name: Ruth Hoine
Title: Managing Partner

[Signature Page to Amendment No. 2 to Business Combination Agreement]

DANIEL AND MELINDA BERMAN LIVING TRUST 2010

By:	/s/ Daniel Berman
Name: Daniel Berman
Title: Trustee

[Signature Page to Amendment No. 2 to Business Combination Agreement]

CARBON INVESTMENTS, LLC

By:	/s/ Moujan Kazerani
Name: Moujan Kazerani
Title: Founding Partner

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ John C Rosenberg
Name: John C Rosenberg

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ John Civantos
Name: John Civantos

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Manuel De Zarraga
Name: Manuel De Zarraga
Title: Trustee

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Jennifer Lancaster
Name: Jennifer Lancaster

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Tridivesh Kidambi
Name: Tridivesh Kidambi

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Lee Maen
Name: Lee Maen

[Signature Page to Amendment No. 2 to Business Combination Agreement]

CEE HOLDINGS TRUST

By:	/s/ Amy Potter
Name: Amy Potter
Title: Co-General Counsel, Jackson Hole Trust Co., TTE

[Signature Page to Amendment No. 2 to Business Combination Agreement]

LONE STAR FRIENDS TRUST

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

THE DANTE JACOB BLEND TRUST OF 2017

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

THE NOLA DELFINA BLEND TRUST OF 2017

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

LONE INVESTMENT HOLDING

By:	/s/ Stanley Blend
Name: Stanley Blend
Title: Manager

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Paul Filsinger
Name: Paul Filsinger

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Mark Huerta
Name: Mark Huerta

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Scott Birnbaum
Name: Scott Birnbaum

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Stewart Marlborough
Name: Stewart Marlborough
Title:

[Signature Page to Amendment No. 2 to Business Combination Agreement]

By:	/s/ Daniel Weinrot
Name: Daniel Weinrot

[Signature Page to Amendment No. 2 to Business Combination Agreement]

EXHIBIT A

Form of Trebia Bylaws

[See attached.]

EXHIBIT B

Allocation Schedule

[See attached.]